Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
INCOME TAXES

12.	INCOME TAXES
Components of income tax expense were as follows (in thousands):

	Year Ended December 31, (a)
	2014	2013	2012
Current U.S. state	$505	$493	$553
Deferred U.S. state	43	941	—
Income tax expense	$548	$1,434	$553

(a) Financial information has been retrospectively adjusted for the acquisitions of the Texas Crude Systems Business and the Houston and St. Charles Terminal Services Business.

We are not a taxable entity for U.S. federal income tax purposes or for the majority of states that impose an income tax. Taxes on our net income generally are borne by our partners through the allocation of taxable income. Our income tax expense results from state laws that apply to entities organized as partnerships, specifically in the state of Texas. The difference between income tax expense recorded by us and income taxes computed by applying the statutory federal income tax rate (35 percent for all years presented) to income before income tax expense is due to the fact that the majority of our income is not subject to federal income tax at the entity level as described above.
Deferred income tax liabilities relate to the tax effects of significant temporary differences in property and equipment resulting from a change in the Texas margin tax law during the second quarter of 2013. This change in the tax law allows certain pipeline entities to take a depreciation deduction for purposes of computing the Texas margin tax.
As of December 31, 2014 and 2013, we had no liability reported for unrecognized tax benefits. We did not have any interest or penalties related to income taxes during the years ended December 31, 2014, 2013, and 2012.